Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA 8

    File No. 811-09859, CIK 0001064458

    Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA 8, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi-Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207).
•	The Alger Portfolios (CIK: 0000832566).
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
•	BNY Mellon Variable Investment Fund (CIK: 0000813383).
•	BNY Mellon Sustainable U.S. Equity Portfolio (CIK: 0000890064).
•	BNY Mellon Investment Portfolio (CIK: 0001056707).
•	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274).
•	Janus Aspen Series EDGAR (CIK: 0000906185).
•	MFS® Variable Insurance Trust (CIK: 0000918571).
•	Morgan Stanley Variable Fund, Inc. EDGAR (CIK: 0001011378).
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494), 0000831016 and 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Assistant Secretary
Transamerica Life Insurance Company